John Hancock Classic Value Fund Supplement dated September 2, 2008 to the current Class A, B and C, Class I and Class R1 Prospectuses

Under “Fund summary”, in the “Goal and strategy” section, the third paragraph is amended and restated as follows:

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U. S. companies. (As of December 31, 2007, this included companies with market values above approximately $6.0 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser’s estimate of normal long-term earnings power. As a result of the subadviser’s research and anaysis, the fund may focus on particular sectors of the economy. The subadviser’s management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

  cheap on the basis of current price to estimated normal level of earnings current earnings below normal levels
  a sound plan to restore earnings to normal
  a sustainable business advantage

Under “Fund Summary”, in the “Main Risks” section, the fourth paragraph is amended and restated as follows:

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

  Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.
  In a down market, higher-risk securities could become harder to value or to sell at a fair price.
  Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

John Hancock Classic Value Fund II Supplement dated September 2, 2008 to the current Class A, B and C, Class I, Class R1 and Class NAV Prospectuses

Under “Fund summary”, in the “Goal and strategy” section, the third paragraph is amended and restated as follows:

In choosing domestic securities, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2007, this included companies with market values above approximately $8.3 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser’s estimate of long-term earnings power. As a result of the subadviser’s research and analysis, the fund may focus on particular sectors of the economy.

Under “Fund Summary”, in the “Main Risks” section, the fourth paragraph is amended and restated as follows:

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

  Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.
  In a down market, higher-risk securities could become harder to value or to sell at a fair price.
  Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

John Hancock Core Equity Fund Supplement dated September 2, 2008 to the Statement of Additional Information dated May 1, 2008

Under the “Portfolio Managers” section, the table below has been amended and restated as follows:

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the Funds for the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

Capital Series

Fund	2007	2006
Classic Value Fund	35%	20%

Classic Value Fund II	52%	12%*

Core Equity Fund	147%**	78%

International Classic Value Fund	53%	20%***

Large Cap Select Fund	12%	12%

U. S. Global Leaders Growth Fund	27%	34%

* Beginning of operations from 7-7-06 to 12-31-06. Not annualized.
**   The Fund’s increase in portfolio turnover was the result of a benchmark change that occurred at the end of the Fund’s 2006 fiscal year end.
*** Beginning of operations from 2-28-06 to 12-31-06. Not annualized.